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                                                                     EXHIBIT 3.1

Subsidiaries of FRESH DEL MONTE PRODUCE INC.
as of 03/99
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COMPANY NAME                                                                                  PLACE/DATE OF INCORPORATION

Agricola Francal S.A.                                                                         Costa Rica
                                                                                              05/30/75

Agricola Las Brenas Alabre S.A.                                                               Costa Rica

Agricola UAC Limitada                                                                         Chile
                                                                                              09/10/84

Agricola Villa Alegre Limitada                                                                Chile
                                                                                              06/26/86

Alcazar Shipping Corporation                                                                  Cayman Islands
                                                                                              11/16/99

Algeciras Shipping Corporation                                                                Cayman Islands
                                                                                              11/16/99

Alhambra Shipping Corporation                                                                 Cayman Islands
                                                                                              01/12/98

Alicante Shipping Corporation                                                                 Cayman Islands
                                                                                              11/16/99

Almeria Shipping Corporation                                                                  Cayman Islands
                                                                                              12/29/95

Alquds Limited N.V.                                                                           Netherlands Antilles
                                                                                              03/10/89

Andalucia Shipping Corporation                                                                Cayman Islands
                                                                                              10/11/91

Bananera Maya, Sociedad Anonima                                                               Guatemala
                                                                                              04/17/89
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

Cadiz Shipping Corporation                                                                      Cayman Islands
                                                                                                11/16/99

Cartorama, S.A.                                                                                 Ecuador
                                                                                                1992

Choice Farms, Inc.                                                                              Delaware
                                                                                                11/14/91

Claverton Limited                                                                               Hong Kong
                                                                                                11/10/89

Comercializadora Agricola Guaternalteca S.A.                                                    Guatemala
(Comaguasa)                                                                                     04/23/91

Comercializadora Internacional Consultoria y                                                    Colombia
Servicios Bananeros S.A. - (Conserba or C.I.                                                    12/15/92
Conserba)

Compana Agricola Diversificada, S.A. (Coagro)                                                   Guatemala
                                                                                                8/28/90

Compania de Desarrollo Bananero de Guatemala,                                                   Guatemala
S.A. (Bandegua)                                                                                 12/04/72

Compania de Desarrollo Bananero del Ecuador S.A.                                                Ecuador
(Bandecua)                                                                                      11/28/78

Compania Industrial Corrugadora Guatemala, S.A.                                                 Guatemala
(Corrugadora)                                                                                   02/13/67

Cordoba Shipping Corporation                                                                    Cayman Islands
                                                                                                01/26/93

Corporacion de Desarrollo Agricola Del Monte S.A.                                               Costa Rica
                                                                                                11/18/67
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
  Davao Agricultural Ventures Corporation (Davco)                                             Philippines
                                                                                              6/26/81

  Del Fresh Co., Ltd. (Del Fresh Kabushiki Kaisha)                                            Japan
                                                                                              01/25/95

  Del Monte B.V.I. Limited                                                                    British Virgin Islands
                                                                                              10/05/89

  Del Monte Fresh Fruit Company Ltd. (Japan)                                                  Japan
                                                                                              10/28/88

  Del Monte Fresh Fruit Far East B.V.                                                         Netherlands
                                                                                              10/15/90

  Del Monte Fresh Produce Acquisition (Chile) Corp.                                           Cayman Islands
                                                                                              08/10/98

  Del Monte Fresh Produce (Argentina) S.R.L.                                                  Argentina
                                                                                              06/25/98

  Del Monte Fresh Produce (Asia-Pacific) Limited                                              Hong Kong
                                                                                              07/07/89

  Del Monte Fresh Produce B.V.                                                                Netherlands
                                                                                              09/13/89

  Del Monte Fresh Produce (Belgium) N.V.                                                      Belgium
                                                                                              05/22/90

  Del Monte Fresh Produce Brasil Ltda.                                                        Brazil
                                                                                              05/27/93

  Del Monte Fresh Produce (Cameroon) SARL                                                     Cameroon
                                                                                              02/23/88

  Del Monte Fresh Produce (Chile) S.A                                                         Chile
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
Del Monte Fresh Produce Company                                                                Delaware
                                                                                               12/13/85

Del Monte Fresh Produce (Florida) Inc.                                                         Florida
                                                                                               12/13/96

Del Monte Fresh Produce (Hawaii) Inc.                                                          Delaware
                                                                                               10/12/89

Del Monte Fresh Produce (HK) Limited [WITH
CHINESE EQUIVALENT]                                                                            Hong Kong
                                                                                               04/02/97

Del Monte Fresh Produce (Holland) B.V.                                                         Netherlands
                                                                                               03/01/51

Del Monte Fresh Produce Inc.                                                                   California
                                                                                               02/04/27

Del Monte Fresh Produce International Inc.                                                     Liberia
(DMFPI)                                                                                        04/17/89

Del Monte Fresh Produce Investment (Chile) Corp.                                               Cayman Islands
                                                                                               08/10/98

Del Monte Fresh Produce (Korea) Ltd.                                                           Korea
                                                                                               10/16/99

Del Monte Fresh Produce (Mexico) S.A. de C.V.                                                  Mexico
                                                                                               08/16/93

Del Monte Fresh Produce (Middle East) Corp.                                                    Cayman Islands
                                                                                               11/19/98

Del Monte Fresh Produce N.A., Inc.                                                             Florida
                                                                                               12/15/52
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
 Del Monte Fresh Produce (New Zealand) Limited                                                 New Zealand
                                                                                               03/24/99

 Del Monte Fresh Produce (Panama) S.A.                                                         Panama
                                                                                               01/29/98

 Del Monte Fresh Produce (Peru) S.A.                                                           Peru
                                                                                               03/23/99

 Del Monte Fresh Produce (Philippines), Inc.                                                   Philippines
                                                                                               10/17/89

 Del Monte Fresh Produce (South Africa) (Pty) Ltd.                                             South Africa
                                                                                               02/24/98

 Del Monte Fresh Produce (Southeast) Inc.                                                      Delaware
                                                                                               08/07/98

 Del Monte Fresh Produce (Southwest) Inc.                                                      Arizona
                                                                                               11/17/92

 Del Monte Fresh Produce (UK) Ltd.                                                             England
                                                                                               08/23/89

 Del Monte Fresh Produce (Uruguay) S.A.                                                        Uruguay
                                                                                               06/25/82

 Del Monte Fresh Produce (West Coast), Inc.                                                    Delaware
                                                                                               03/08/89

 Del Monte Grupo Comercial S.A. de C.V.                                                        Mexico
                                                                                               11/16/93

 Del Pine Co., Ltd. (Del Pine Kabushiki Kaisha)                                                Japan
                                                                                               08/05/93

 DMFP Investment (Uruguay) Corp.                                                               Cayman Islands
                                                                                               09/14/98

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
El Genizaro S.A.                                                                                Costa Rica
                                                                                                02/11/75

Envases Industriales de Costa Rica S.A. (Envaco)                                                Costa Rica
                                                                                                10/25/60

Expocenter, S.A.                                                                                Uruguay
                                                                                                09/09/90

Exportaciones Prococo, S.A.                                                                     Costa Rica
                                                                                                05/12/89

FDM Holdings                                                                                    Cayman Islands, BWI
Limited                                                                                         08/29/96

Floral Inc.                                                                                     Cayman Islands
                                                                                                11/20/98

Fresh Del Monte Japan Company Ltd.                                                              Japan
                                                                                                11/28/97

Fresh Del Monte Produce (Canada), Inc.                                                          Delaware
                                                                                                09/15/97

Fresh Del Monte Produce Inc.                                                                    Cayman Islands, BWI
                                                                                                08/29/96

Fresh Del Monte Produce N.V.                                                                    Netherlands Antilles
                                                                                                10/7/92

Fresh Del Monte Ship Holdings Ltd.                                                              Cayman Islands
                                                                                                09/03/98

Frigorifico Coquimbo S.A.                                                                       Chile
                                                                                                05/08/84
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
 Fruitrading Company Limited                                                                   Liberia
                                                                                               01/05/99

 Frutas de Parrita S.A.                                                                        Costa Rica
                                                                                               07/29/86

 Fundacion Fruitcola Ltda.                                                                     Chile
                                                                                               11/05/92

 G.L. van Gelderen (Vanfruit) B.V.                                                             Netherlands
                                                                                               06/17/74

 Global Reefer Carriers, Ltd.                                                                  Liberia
                                                                                               06/21/93

 Granada Shipping Corporation                                                                  Cayman Islands
                                                                                               10/11/91

 Hacienda Filadelfia S.A.                                                                      Costa Rica
                                                                                               05/04/65

 Horn-Linie oHG                                                                                Germany

 Interfrucht Beteiligungsgesellschaft mbH                                                      Germany
                                                                                               03/10/92

 Interfruit Brasil S.A. - (IBSA)                                                               Brazil
                                                                                               03/17/92

 International Produce Trading Ltd.                                                            Liberia
                                                                                               10/02/92

 Internationale Fruchtimport Gesellschaft Weichert & Co.                                       Germany
                                                                                               01/31/52

 Key Travel Services, Inc.                                                                     Florida
                                                                                               02/27/63
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
Kunia Farms, Inc.                                                                               Hawaii
                                                                                                05/31/94

Lerida Shipping Corporation                                                                     Cayman Islands
                                                                                                06/11/98

Malaga Shipping Corporation                                                                     Cayman Islands
                                                                                                07/16/97

Marbur Management Inc.                                                                          Panama
                                                                                                01/07/86

Melones de Costa Rica S.A.                                                                      Costa Rica
                                                                                                06/18/87

Melones del Pacifico S.A.                                                                       Costa Rica
                                                                                                07/19/88

National Poultry PLC                                                                            Jordan
                                                                                                02/19/94

Network Shipping Ltd.                                                                           Bermuda
                                                                                                04/05/90

Neveka B.V.                                                                                     Netherlands
                                                                                                03/15/55

Pluto Shipping Corporation                                                                      Liberia
                                                                                                12/12/75

Portuaria de Amatique, S.A. (Portama)                                                           Guatemala
                                                                                                08/28/90

Productora y Exportadora de Guatemala S.A.                                                      Guatemala
(Prexa)                                                                                         04/23/91

Productos Especiales de Mexico, S.A. de C.V.                                                    Mexico
                                                                                                04/01/93
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
 Rosy Acquisition, Inc.                                                                        Delaware
                                                                                               06/10/99

 Segovia Shipping Corporation                                                                  Cayman Islands
                                                                                               11/16/99

 Servicios Logisticos del Carmen, S.A. (Seldeca)                                               Costa Rica
                                                                                               10/25/94

 Sevilla Shipping Corporation                                                                  Cayman Islands
                                                                                               03/09/93

 Sociedad Agricola La Capilla Limitada                                                         Chile
                                                                                               06/11/86

 Southern Stevedoring Co., Inc.                                                                Florida
                                                                                               08/08/58

 Superstores B.V.                                                                              Netherlands
                                                                                               01/09/73

 Toledo Shipping Corporation                                                                   Cayman Islands
                                                                                               03/09/93

 Tricont Carriers, Ltd.                                                                        Cayman Islands
                                                                                               02/23/88

 United Investment Company Inmobiliaria S.A.                                                   Chile
 ("UIC")

 United Plastic Corporation SA                                                                 Chile
                                                                                               06/26/86

 UTC Inmobiliaria S.A.                                                                         Chile
                                                                                               07/02/96

 Vega Fruit B.V.                                                                               Netherlands
                                                                                               12/03/97
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
 Vega Marketing Holland (VmH) B.V.                                                             Netherlands
                                                                                               12/21/90

 Wafer Limited                                                                                 Gibraltar
                                                                                               06/09/89

 Westeuropa-Amerika-Linien GmbH                                                                Germany
 ("WAL")                                                                                       03/17/52

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